PRO-DEX, INC.

2002 Annual Report on Form 10‑KSB

EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Pro-Dex, Inc. (the "Company") on Form 10‑KSB for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Patrick Johnson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1)        The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick Johnson
Patrick Johnson, Chief Executive Officer
September 30, 2002

        This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.